Morgan Stanley Fundamental Value Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2004 - September 30, 2004



Security  Purcha    Size   Offeri    Total    Amount   % of    % of
Purchase    se/      of      ng    Amount of    of    Offeri   Fund   Brokers
    d      Trade   Offeri  Price   Offering   Shares    ng      s
           Date      ng      of               Purcha  Purcha   Tota
                           Shares               sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
Accentur  4/28/0   50,000  $23.50 $1,175,000   9,400   0.02%   0.20    Morgan
    e        4      ,000             ,000                       %     Stanley,
                                                                        UBS
                                                                     Investment
                                                                      Bank, JP
                                                                      Morgan,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Goldman,
                                                                      Sachs &
                                                                        Co.,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co.,
                                                                     Citigroup,
                                                                     SG Cowen &
                                                                        Co.,
                                                                      Wachovia
                                                                     Securities
                                                                     , Banc of
                                                                      America
                                                                     Securities
                                                                     LLC, Bear,
                                                                     Stearns &
                                                                     Co., Inc.,
                                                                     Needham &
                                                                      Company,
                                                                     Inc., Legg
                                                                     Mason Wood
                                                                      Walker,
                                                                      ABN AMRO
                                                                     Rothschild
                                                                        LLC,
                                                                     Robert W.
                                                                      Baird &
                                                                     Co, Scotia
                                                                      Capital

          5/6/04   20,000  $25.00 $600,000,0   3,500   0.02%   0.08    Morgan
                    ,000              00                        %     Stanley,
                                                                      Goldman,
 Conseco                                                              Sachs $
  Inc.                                                                Co., JP
Converti                                                              Morgan,
   ble                                                                Banc of
Preferre                                                              America
    d                                                                Securities
                                                                        LLC,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                       Lazard